UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 3, 2009
Viasystems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-29727 (Commission File Number)	43-1777252 (IRS Employer Identification Number)

101 South Hanley Road, Suite 400, St. Louis, MO	63105
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 727-2087
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Viasystems, Inc. (the “Company”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously reported or modifies previously reported information, is excerpted from a preliminary offering circular that is being disseminated in connection with the private offering by the Company of $220,000,000 in aggregate principal amount of senior secured notes due 2015 (the “Notes”). The net proceeds of this offering are intended to be used to fund the previously announced tender offer to repurchase any and all of the Company’s outstanding $200 million in aggregate principal amount of 10.50% Senior Subordinated Notes due 2011 (the “2011 Notes”), to redeem or otherwise repurchase any 2011 Notes that remain outstanding after the expiration of the tender offer and to pay transaction fees and expenses.
This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the offered Notes, nor shall there be any sales of Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
The information included herein, including Exhibit 99.1, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.
This Current Report contains forward-looking statements as defined by the federal securities laws, including without limitation, statements about the completion of the offering and the use of proceeds from the offering. These statements are based upon the Company’s current expectations and assumptions, which are inherently subject to various risks and uncertainties that could cause actual results to differ from those anticipated, projected, or implied. Certain factors that could cause actual results to differ include adverse conditions in the capital markets, the failure of holders to participate in the tender offer, the Company’s inability to secure financing on suitable terms or at all, changes in federal or state securities laws and other factors described in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking information contained in this Current Report.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements:
None
(b)	Pro forma financial information:
None
(c)	Shell company transactions:
None
(d)	Exhibits:
Exhibit 99.1 Excerpts from Preliminary Offering Circular

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 3, 2009
By:	/s/ Gerald G. Sax
Gerald G. Sax
Chief Financial Officer

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